UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2015

Morgan Stanley Capital I Trust 2015-MS1
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Delaware	333-180779-17	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about July 8, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-MS1 (the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2015-MS1, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about July 8, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be fifty-four (54) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-nine (59) multifamily and commercial properties. The Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated June 25, 2015, between the Registrant and MSMCH.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC (the “Underwriter”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 25, 2015, between the Registrant, MSMCH and the Underwriter, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of June 25, 2015, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 25, 2015 (the “Prospectus Supplement”), supplementing the Prospectus dated October 1, 2013, each as filed with the Securities and Exchange Commission.

In addition, (i) the mortgage loan secured by the mortgaged property identified as “300 South Riverside Plaza Fee” on Schedule I to the Pooling and Servicing Agreement (the “300 South Riverside Plaza Fee Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “300 South Riverside Plaza Fee Non-Serviced Loan Combination”) that includes the 300 South Riverside Plaza Fee Mortgage Loan and one pari passu promissory note, which is not an asset of the Issuing Entity, (ii) the mortgage loan secured by the mortgaged property identified as “Waterfront at Port Chester” on Schedule I to the Pooling and Servicing Agreement (the “Waterfront at Port Chester Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Waterfront at Port Chester Non-Serviced Loan Combination”) that includes the Waterfront at Port Chester Mortgage Loan and one pari passu promissory note, which is not an asset of the Issuing Entity, and (iii) the mortgage loan secured by the mortgaged property identified as “Hilton Garden Inn W 54th Street” on Schedule I to the Pooling and Servicing Agreement (the “Hilton Garden Inn W 54th Street Mortgage Loan”), which is an

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asset of the Issuing Entity, is part of a non-serviced loan combination (the “Hilton Garden Inn W 54th Street Non-Serviced Loan Combination”) that includes the Hilton Garden Inn W 54th Street Mortgage Loan, two pari passu promissory notes and one subordinate promissory note, each of which is not an asset of the Issuing Entity. The 300 South Riverside Plaza Fee Non-Serviced Loan Combination, the Waterfront at Port Chester Non-Serviced Loan Combination and the Hilton Garden Inn W 54th Street Non-Serviced Loan Combination will be serviced and administered under the pooling and servicing agreement for the MSBAM 2015-C22 securitization transaction, dated as of April 1, 2015 (the “MSBAM 2015-C22 Pooling and Servicing Agreement” attached hereto as Exhibit 4.2), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. As disclosed in the Prospectus Supplement, the terms and conditions of the MSBAM 2015-C22 Pooling and Servicing Agreement applicable to the servicing of the 300 South Riverside Plaza Fee Mortgage Loan, the Waterfront at Port Chester Mortgage Loan and the Hilton Garden Inn W 54th Street Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

In addition, the mortgage loan secured by the mortgaged property identified as “32 Old Slip Fee” on Schedule I to the Pooling and Servicing Agreement (the “32 Old Slip Fee Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “32 Old Slip Fee Non-Serviced Loan Combination”) that includes the 32 Old Slip Fee Mortgage Loan and three pari passu promissory notes, which are not assets of the Issuing Entity. The 32 Old Slip Fee Non-Serviced Loan Combination will be serviced and administered under the pooling and servicing agreement for the MSBAM 2015-C23 securitization transaction, dated as of June 1, 2015 (the “MSBAM 2015-C23 Pooling and Servicing Agreement” attached hereto as Exhibit 4.3), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent. As disclosed in the Prospectus Supplement, the terms and conditions of the MSBAM 2015-C23 Pooling and Servicing Agreement applicable to the servicing of the 32 Old Slip Fee Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

In addition, the mortgage loan secured by the mortgaged property identified as “Alderwood Mall” on Schedule I to the Pooling and Servicing Agreement (the “Alderwood Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Alderwood Mall Non-Serviced Loan Combination”) that includes the Alderwood Mall Mortgage Loan, three pari passu promissory notes and two subordinate promissory notes, each of which is not an asset of the Issuing Entity. The Alderwood Mall Non-Serviced Loan Combination will be serviced and administered under the trust and servicing agreement for the MSCCG 2015-ALDR securitization transaction, dated as of May 5, 2015 (the “MSCCG 2015-ALDR Trust and Servicing Agreement” attached hereto as Exhibit 4.4), between Morgan Stanley Capital

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I Inc., as depositor, KeyBank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee. As disclosed in the Prospectus Supplement, the terms and conditions of the MSCCG 2015-ALDR Trust and Servicing Agreement applicable to the servicing of the Alderwood Mall Mortgage Loan are similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1	Underwriting Agreement, dated as of June 25, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Morgan Stanley & Co. LLC.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.
4.3	Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.
4.4	Trust and Servicing Agreement, dated as of May 5, 2015, between Morgan Stanley Capital I Inc., as depositor, Keybank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.
99.1	Mortgage Loan Purchase Agreement, dated June 5, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Vice President

Date: July 7, 2015

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 25, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Morgan Stanley & Co. LLC.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.
4.3	Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.
4.4	Trust and Servicing Agreement, dated as of May 5, 2015, between Morgan Stanley Capital I Inc., as depositor, Keybank National Association, as servicer and special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.
99.1	Mortgage Loan Purchase Agreement, dated June 25, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

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